UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2009

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Bass Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 476-2170

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendment to Articles of Incorporation or Bylaws

On May 27, 2009, Atlantic Southern Financial Group, Inc. (the “Company”), the parent company of Atlantic Southern Bank, amended its Articles of Incorporation to eliminate par value per share with respect to its common stock.  Pursuant to the Georgia Business Corporation Code, approval of shareholders of the Company was not required.  The Articles of Amendment to the Articles of Incorporation are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits

Exhibit 3.1                                                                    Articles of Amendment to the Articles of Incorporation of Atlantic Southern Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: May 27, 2009	By:	/s/ Carol W. Soto
Carol W. Soto
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

3.1	Articles of Amendment to the Articles of Incorporation of Atlantic Southern Financial Group, Inc. .